Exhibit 99.1
NEWS RELEASE
FOR IMMEDIATE RELEASE

Contacts:
Investor Relations, Presstek
(603) 594-8585 x3559
investorelations@presstek.com

PRESSTEK REPORTS SECOND QUARTER 2007 FINANCIAL RESULTS

HUDSON, N.H., July 26, 2007 - Presstek, Inc. (Nasdaq: PRST), the leading manufacturer and marketer of digital offset printing business solutions, today reported results for the second quarter of 2007. Consolidated revenue from continuing operations for the second quarter of 2007 was $68.8 million, up 5.5% from $65.2 million in the first quarter, on continued strength in digital products and consumables, and compares to $70.9 million in the same quarter last year. Equipment revenue reached $28.2 million, up 12.4% over last quarter and 3.2% over the same quarter last year. Including one-time expenses and special charges of $5.8 million, the net loss from continuing operations for the second quarter was $4.9 million, or $0.13 loss per share. This compares to net income of $2.6 million, or $0.07 per share, in the same quarter last year and a loss of $866,000, or $0.03 loss per share, in the first quarter.

Revenue from the company’s growth portfolio, which includes the 34DI and 52DI digital offset solutions and the Presstek family of chemistry-free computer-to-plate (CTP) solutions, grew 21% year-over-year to more than 53% of total revenue.

Presstek's President and Chief Executive Officer, Jeff Jacobson said, “Although it’s clear we have a great deal of work ahead of us, after almost three months on the job, I am more excited today about our prospects for success than I was on my first day. In Q2, the momentum in our growth portfolio continued, and now makes up more than half of our revenue. It is this trend, along with our increased focus on operational excellence, which gives me the greatest optimism for our future growth and profitability.”

Presstek's Lasertel operation reported operating income in Q2 of $211,000, delivering its first profitable quarter. External sales were $2.2 million for the second quarter of 2007, up from $1.9 million in the same quarter last year and $1.7 million in Q1 of 2007.

Consolidated gross margin was 27.0% in the second quarter including $3.5 million in one-time warranty, and obsolete and excess inventory charges related to the Vector TX52 CTP product line and the services business. Excluding this charge, gross margin would have been 32.1%, up from 28.4% last quarter and 29.3% in Q2 of last year.

Operating expenses in the second quarter totaled $23.1 million. This includes a one-time charge of $1.5 million for a restricted stock grant, and special charges of $793,000 for severance. Operating losses in Q2 were $4.5 million. Excluding all one-time expenses and special charges, operating income would have been $1.3 million for the quarter.

The numbers presented above represent the results of continuing operations and include non-GAAP measures. A full reconciliation of GAAP to non-GAAP measures is provided in the financial tables below. Supplemental Financial Information has been provided with this release to provide additional details on the company's performance.

Cash and equivalents at the end of the second quarter were $7.3 million, up from $5.7 million at the end of the first quarter. Debt net of cash was $32.7 million as of June 30, 2007, down from $37.1 million from the end of first quarter.

Jeff Cook, Presstek’s Chief Financial Officer, said, “While one-time and special charges weighed heavily on our Q2 results, addressing inventory and operational issues quickly and decisively is necessary to strengthen our balance sheet and improve our financial predictability.”

Outlook

Presstek expects revenue for the second half of 2007 to increase approximately 5% from the prior year with normal quarterly seasonality.

Conference Call and Webcast

Management will discuss Presstek's second quarter 2007 results in a conference call today at 5:00 p.m. (ET).

To participate in the conference call, please dial 888-713-4216 (domestic) or 617-213-4868 (international). The pass code for the call is 48641641. Additionally, a live web cast of the conference call will be available on the "Investor Events Calendar" page on the company's web site at www.presstek.com/investors/calendar.html.

A replay of this conference call will be available from 7:00 p.m. Eastern Time on Thursday, July 26, 2007 through midnight Eastern Time on Thursday, August 2, 2007 at 888-286-8010 (domestic) or 617-801-6888 (international). The replay pass code is 66777755. An archived web cast of this conference call will be available on the “Investor Events Calendar” page of Presstek's web site at www.presstek.com/investors/calendar.html.

About Presstek
Presstek, Inc. is the leading manufacturer and marketer of high tech digital imaging solutions to the graphic arts and laser imaging markets. Presstek's patented DI(R), CTP and plate products provide a streamlined workflow in a chemistry-free environment, thereby reducing printing cycle time and lowering production costs. Presstek solutions are designed to make it easier for printers to cost effectively meet increasing customer demand for high-quality, shorter print runs and faster turnaround while providing improved profit margins.

Presstek subsidiary, Lasertel, Inc., manufactures semiconductor laser diodes for Presstek's and external customers' applications.

For more information visit www.presstek.com, or call 603-595-7000 or email: info@presstek.com.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Certain statements contained in this News Release constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding expectations regarding future revenue growth and profitability; expectations regarding the sale of products in general; expectations regarding customer commitments and their ability to close transactions; expected results of product quality improvement efforts; expected expansion of served markets; expected benefits and market acceptance of new product introductions; and the ability of the company to achieve its stated objectives. Such forward-looking statements involve a number of known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to, market acceptance of and demand for the company's products and resulting revenue; further review and finalization of the Company’s results and subsequent audit review of transaction documentation; the ability of the company to meet its stated financial and operational objectives, the company's dependency on its strategic partners (both on manufacturing and distribution), and other risks detailed in the company's Annual Report on Form 10-K and the company's other reports on file with the Securities and Exchange Commission. The words "looking forward," "looking ahead," "believe(s)," "should," "may," "expect(s)," "anticipate(s)," "project(s)," "likely," "opportunity," and similar expressions, among others, identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. The company undertakes no obligation to update any forward-looking statements contained in this news release.

CONTACT:
Presstek Investor Relations
(603) 594-8585 x3559
investorrelation@presstek.com

SOURCE: Presstek, Inc.

PRESSTEK, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per-share data)
(Unaudited)

	Three months ended		Six months ended
	June 30,	July 1,	June 30,	July 1,
	2007	2006	2007	2006

Revenue
Product	$58,879	$59,202	$114,115	$114,345
Service and parts	9,872	11,680	19,788	23,864
Total revenue	68,751	70,882	133,903	138,209

Cost of revenue
Product	41,381	41,424	80,327	79,681
Service and parts	8,773	8,694	16,471	16,979
Total cost of revenue	50,154	50,118	96,798	96,660

Gross profit	18,597	20,764	37,105	41,549

Operating expenses
Research and development	1,621	1,680	3,255	3,225
Sales, marketing and customer support	10,952	10,934	20,816	19,931
General and administrative	9,003	3,791	15,257	9,126
Amortization of intangible assets	715	753	1,422	1,529
Restructuring and other charges	793	-	1,128	-
Total operating expenses	23,084	17,158	41,878	33,811

Income (loss) from operations	(4,487)	3,606	(4,773)	7,738
Interest and other expense, net	(993)	(616)	(1,890)	(1,168)

Income (loss) before income taxes	(5,480)	2,990	(6,663)	6,570
Provision (benefit) for income taxes	(626)	411	(943)	1,013

Income (loss) from continuing operations	(4,854)	2,579	(5,720)	5,557
Gain (loss) from discontinued operations, net of tax	$24	167	$(88)	(87)

Net income (loss)	$(4,830)	$2,746	$(5,808)	$5,470

Earnings (loss) per share - basic
Income (loss) from continuing operations	$(0.13)	$0.07	$(0.16)	$0.15
Gain (loss) from discontinued operations	0.00	0.01	(0.00)	(0.00)
	$(0.13)	$0.08	$(0.16)	$0.15
Earnings (loss) per share - diluted
Income (loss) from continuing operations	$(0.13)	$0.07	$(0.16)	$0.15
Gain (loss) from discontinued operations	0.00	0.01	(0.00)	(0.00)
	$(0.13)	$0.08	$(0.16)	$0.15

Weighted average shares outstanding
Weighted average shares outstanding - basic	36,046	35,637	35,855	35,506
Dilutive effect of options	-	419	-	456
Weighed average shares outstanding - diluted	36,046	36,056	35,855	35,962

PRESSTEK, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands)
(Unaudited)

	June 30,	December 30,
	2007	2006

ASSETS
Current assets
Cash and cash equivalents	$7,319	$9,449
Accounts receivable, net	56,125	53,158
Inventories, net	52,310	46,050
Assets of discontinued operations	190	3,321
Deferred income taxes	4,573	4,162
Other current assets	3,138	2,600
Total current assets	123,655	118,740

Property, plant and equipment, net	40,827	42,194
Goodwill	20,268	20,280
Intangible assets, net	7,325	8,741
Deferred income taxes	8,673	7,515
Other noncurrent assets	1,081	544

Total assets	$201,829	$198,014

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Current portion of long-term debt and capital lease obligation	$7,038	$7,037
Line of credit	21,000	15,000
Accounts payable	27,686	27,126
Accrued expenses	14,773	10,471
Deferred revenue	6,895	7,901
Liabilities of discontinued operations	980	3,707
Total current liabilities	78,372	71,242

Long-term debt and capital lease obligation, less current portion	12,015	15,535

Total liabilities	90,387	86,777

Commitments and contingencies

Stockholders' equity
Preferred stock	-	-
Common stock	365	357
Additional paid-in capital	114,503	108,769
Accumulated other comprehensive income	568	297
Retained earnings (accumulated deficit)	(3,994)	1,814
Total stockholders' equity	111,442	111,237

Total liabilities and stockholders' equity	$201,829	$198,014

PRESSTEK, INC.
CONTINUING OPERATIONS SUPPLEMENTAL FINANCIAL INFORMATION
$000's
(Unaudited)

	Q1 2006	Q2 2006	Q3 2006	Q4 2006	Q1 2007	Q2 2007
Key Units
Presstek DI Presses (Excludes QMDI)	32	44	36	54	44	51
Presstek CtP Platesetters (Excludes DPM)	78	64	36	35	44	47

Revenue - Growth Portfolio
Presstek DI Presses (Excludes QMDI)	9,488	13,952	11,117	17,445	15,176	18,900
DI Kits	762	417	397	429	870	462
DI Plates	3,095	3,499	3,386	3,778	3,939	4,197
Total DI Revenue	13,346	17,869	14,900	21,653	19,986	23,559

Presstek CtP Platesetters (Excludes DPM)	5,248	4,883	2,643	2,539	3,415	3,778
Chemistry Free CtP Plates	4,043	4,155	4,449	3,976	4,953	4,914
Total CtP Revenue	9,291	9,038	7,092	6,515	8,368	8,692

Service Revenue	1,474	1,600	1,464	2,012	1,765	2,201
Lasertel Revenue	1,191	1,886	1,807	1,874	1,689	2,186

Total Revenue - Growth Portfolio	25,302	30,392	25,263	32,054	31,808	36,637

Revenue - Traditional Portfolio
QMDI Platform	7,774	8,071	6,228	6,880	5,243	5,750
Polyester CtP Platform	6,639	6,132	5,690	5,257	5,477	5,529
Other DI Plates	2,009	2,162	2,134	2,289	2,288	2,712
Conventional/Other	14,895	14,046	12,725	11,333	12,184	10,456
Total Product Revenue - Traditional	31,316	30,411	26,777	25,758	25,192	24,447

Service Revenue - Traditional	10,710	10,079	9,378	8,253	8,151	7,667

Total Revenue - Traditional Portfolio	42,026	40,490	36,155	34,011	33,343	32,114

Total Revenue	67,328	70,882	61,418	66,065	65,152	68,751

Product Revenue Components %
Digital	74.0%	76.7%	76.6%	79.4%	78.3%	82.1%
Analog	26.0%	23.3%	23.4%	20.6%	21.7%	17.9%

Geographic Revenues (Origination)
North America	54,573	54,590	48,098	51,989	46,133	51,454
Europe	12,756	16,292	13,319	14,076	19,019	17,296
Consolidated	67,328	70,882	61,418	66,065	65,152	68,751

Gross Margin
Presstek
Equipment	13.2%	11.0%	9.2%	11.2%	13.0%	8.5%
Consumables	44.0%	45.5%	43.6%	43.6%	41.8%	46.2%
Service	32.0%	25.6%	25.3%	28.0%	22.4%	11.1%
Lasertel	-3.2%	14.2%	14.2%	20.1%	17.6%	30.3%
Consolidated	30.9%	29.3%	29.4%	29.3%	28.4%	27.1%

Operating Expense (Excluding Special Charges)	$16,654	$17,157	$17,972	$17,514	$18,459	$22,290

Profitability
Net income (loss)	$2,724	$2,746	$(423)	$4,697	$(978)	$(4,830)
Add back: Net (income) loss from discontinued operations	$254	$(167)	$383	$2,803	$112	$(24)
Net income (loss) from continuing operations	$2,978	$2,579	$(40)	$7,500	$(866)	$(4,854)
Add back:
Interest	449	538	644	612	754	842
Other (income) expense	103	78	(548)	(50)	143	151
Tax charge (benefit)	602	411	224	(11,880)	(317)	(626)
Incremental charges	0	0	0	0	1,020	5,034
Other charges (credits)	0	0	(208)	5,689	335	793
Operating income (loss) from continuing operations	4,132	3,606	72	1,871	1,069	1,340
Add back:
Depreciation and amortization	2,362	2,487	2,566	2,502	2,437	2,425
Other income (expense)	(103)	(78)	548	50	(143)	(151)
EBITDA From Continuing Operations (A)	$6,391	$6,015	$3,186	$4,423	$3,363	$3,614

Cash Earnings From Continuing Operations
Net income from continuing operations	2,978	2,579	(40)	7,500	(866)	(4,854)
Add back:
Other charges (credits)	0	0	(208)	5,689	335	772
Depreciation and amortization	2,362	2,487	2,566	2,502	2,437	2,425
Non cash portion of equity compensation (2006 forward 123R related)	31	30	146	167	306	2,547
Non cash portion of taxes	140	143	143	(11,234)	(254)	(1,348)
Cash Earnings From Continuing Operations (A)	5,511	5,239	2,607	4,624	1,958	(458)

Working Capital
Current assets (excluding net assets of discontinued operations)	$98,542	$103,598	$102,498	$115,419	$122,727	$123,465
Current liabilities
Short-term debt	14,000	14,466	16,000	22,000	29,000	28,000
All other current liabilities	41,710	44,983	42,834	45,498	48,067	49,354
Current liabilities	55,710	59,449	58,834	67,498	77,067	77,354
Working capital	42,832	44,149	43,664	47,921	45,660	46,111
Add back short-term debt	14,000	14,466	16,000	22,000	29,000	28,000
Working capital, excluding short-term debt (A)	$56,832	$58,615	$59,664	$69,921	$74,660	$74,111

Debt net of cash (A)
Calculation of total debt:
Current portion of long-term debt	$7,000	$7,000	$7,000	$7,000	$7,000	$7,000
Line of credit	7,000	7,466	9,000	15,000	22,000	21,000
Long-term debt, net of current portion	20,750	19,000	17,250	15,500	13,750	12,000
Total debt	34,750	33,466	33,250	37,500	42,750	40,000
Cash	5,918	8,566	6,345	9,449	5,711	7,319
Debt net of cash	$28,832	$24,900	$26,905	$28,051	$37,039	$32,681

Days Sales Outstanding	49	52	60	62	73	68

Days Inventory Outstanding	62	53	61	61	69	70

Capital Expenditures	$1,306	$874	$1,117	$736	$1,330	$748

Employees	876	878	852	813	813	792

(A)EBITDA [earnings before interest, taxes, depreciation, amortization and restructuring and merger-related charges (credits)]; Working capital, excluding short-term debt; Debt net of cash; and Cash earning from continuing operations are not measures of performance under accounting principles generally accepted in the United States of America ("GAAP") and should not be considered alternatives for, or in isolation from, the financial information prepared and presented in accordance with GAAP. Presstek's management believes that EBITDA provides meaningful supplemental information regarding Presstek's current financial performance and prospects for the future. Presstek's management believes that Cash earnings from continuing operations provides meaningful supplemental information regarding Presstek's current financial performance and prospects for the future. Presstek's management believes that
Working capital, excluding short-term debt, provides meaningful supplemental information regarding Presstek's ability to meet its current liability obligations.
Presstek's management believes that Debt net of cash provides meaningful information on Presstek's debt relative to its cash position. Presstek believes that both management and investors benefit from referring to these non-GAAP measures in assessing the performance of Presstek's ongoing operations and liquidity, and when planning and forecasting future periods. These non-GAAP measures also facilitate management's internal comparisons to Presstek's historical operating results and liquidity. Our presentations of these measures, however, may not be comparable to similarly titled measures used by other companies.
Reconciliations of these measures to GAAP are included in the tables above.

** Certain amounts may be subject to reclassification to conform to current presentation.